UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2000 Potomac Street NW, 5th Floor Washington, DC	20007
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (202) 791-9040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective January 20, 2017, Rentech, Inc. (the “Company”) entered into Amendment No. 1 to the Transaction Agreement dated as of August 9, 2015 (the “Amendment”) with CVR Partners, LP (the “Partnership”), Coffeyville Resources, LLC, Rentech Nitrogen Holdings, Inc. (“Holdings”), and DSHC, LLC (“DSHC” and, together with the Company and Holdings, the “Partnership Unitholders”).  The Amendment provides that the Partnership Unitholders may appoint up to one director to the Board of Directors of the general partner of the Partnership (the “Partnership Board”) so long as they and certain of their permitted assignees (including, until April 1, 2017, GSO Capital Partners and its affiliates who currently hold approximately 15% of the outstanding Partnership Common Units (the “GSO Funds”)) hold at least 15% of the outstanding Partnership Common Units.

Prior to the effectiveness of the Amendment, the Partnership Unitholders had the right to appoint up to two directors to the Partnership Board, subject to the limitations described in the Transaction Agreement.  The Company separately provided the GSO Funds with the right to designate one of those directors pursuant to a letter agreement dated April 4, 2016 (the “Letter Agreement”) by and among the Company, DSHC, Holdings and the GSO Funds.  Simultaneous with the effectiveness of the Amendment, (i) the Partnership provided the GSO Funds with the direct right to appoint up to one director to the Partnership Board, subject to limitations similar to those applicable to the Company, and (ii) the Company entered into an amendment to the Letter Agreement dated January 20, 2017 (the “Letter Agreement Amendment”) with DSHC, Holdings and the GSO Funds terminating the matters related to Partnership Board designation rights in the Letter Agreement.

The summaries of the Amendment and the Letter Agreement Amendment in this Current Report on Form 8-K do not purport to be complete and are qualified by reference to the full text of the Amendment and the Letter Agreement Amendment, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Transaction Agreement, dated January 20, 2017, by and among CVR Partners, LP, Coffeyville Resources, LLC, Rentech, Inc., Rentech Nitrogen Holdings, Inc. and DSHC, LLC.
10.2	Amendment to the Letter Agreement, dated January 20, 2017, by and among GSO Capital Partners LP, the GSO Funds, Rentech, Inc., Rentech Nitrogen Holdings, Inc. and DSHC, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: January 23, 2017	By: /s/ Colin Morris
Colin M. Morris Senior Vice President and General Counsel